UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Proxy Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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Starboard Investment Trust

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Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804

[INFORMATION STATEMENT DATE]
Dear Shareholders,
The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to (1) the approval of an investment advisory agreement for the Crow Point Growth Fund (formerly, the Goodwood SMID Long/Short Fund) (the "Fund") between Crow Point Partners, LLC ("Crow Point"), the Fund's new investment adviser, and Starboard Investment Trust (the "Trust") on behalf of the Fund; and (2) the approval of an investment sub-advisory agreement for the Fund between Crow Point and Cold Creek Capital, Inc. ("Cold Creek"), the Fund's new investment sub-adviser.
As described in the enclosed Information Statement, the Board of Trustees of the Trust has approved Crow Point as the investment adviser to the Fund and has approved a management agreement with Crow Point, which was also approved by written consent of shareholders representing a majority of shareholders of the Fund, on the terms described herein. Additionally, as described in the enclosed Information Statement, the Board of Trustees of the Trust has approved Cold Creek as an investment sub-adviser to the Fund and has approved a sub-advisory agreement with Cold Creek, on the terms described herein.
As always, please feel free to contact the Fund at (800) 773-3863 with any questions you may have.

Starboard Investment Trust

/s/ Katherine M. Honey

Katherine M. Honey
President

Crow Point Growth Fund
A series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (252) 972-1908

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INFORMATION STATEMENT

______________________________

[INFORMATION STATEMENT DATE]

This Information Statement is being provided to the shareholders of the Crow Point Growth Fund (formerly, the Goodwood SMID Long/Short Fund) (the "Fund"), as series of the Starboard Investment Trust, a Delaware statutory trust the ("Trust"). This Information Statement is in lieu of a proxy statement. On May 11, 2018, shareholders representing the majority of the outstanding voting securities of the Fund approved (i) an investment advisory agreement with Crow Point Partners, LLC ("Crow Point") and (ii) a sub-advisory agreement with Cold Creek Capital, Inc. ("Cold Creek"). This information statement is being provided to all shareholders to supply information about the terms of the investment advisory agreement and the sub-advisory agreement.
At an in person meeting held on April 20, 2018, the Board of Trustees (the "Board" or "Trustees", made up entirely of Trustees who are not "interested persons" (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved (1) Crow Point to serve as investment adviser to the Fund; and (2) Cold Creek to serve as a sub-adviser to the Fund. At that time, both the investment advisory agreement with Crow Point with respect to the Fund (the "New Advisory Agreement") in substantially the form attached hereto as Attachment A and a sub-advisory agreement between Crow Point and Cold Creek, with respect to the Fund (the "Sub-Advisory Agreement") in substantially the form attached hereto as Attachment B were each approved by the Board. Both the New Advisory Agreement and the Sub-Advisory agreement became effective May 14, 2018 after each of the New Advisory Agreement and the Sub-Advisory Agreement were approved by the majority of the outstanding voting securities of the Fund on May 11, 2018.
This Information Statement is being supplied to shareholders to inform them of the action taken, and a notice regarding the website availability of this Information Statement will be mailed on or about [INFORMATION STATEMENT DATE] to the Fund's shareholders of record as of May 1, 2018 (the "Record Date"). This Information Statement describes the New Advisory Agreement and the Sub-Advisory Agreement. As of the Record Date, there were issued and outstanding 1,318,302.234 shares of the Fund. As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.
NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.
The Trust will furnish, without charge, a copy of the Fund's most recent annual or semi-annual report to any shareholder upon request. To obtain the Fund's annual or semi-annual report, please contact the Fund by calling (800) 773-3863, or by writing to Crow Point Growth Fund c/o Nottingham Shareholder Services, 116 South Franklin Street Post Office Box 4365, Rocky Mount, NC 27803-0365.

Background
Crow Point began serving as investment adviser to the Fund upon the termination of the prior investment advisory agreement ("Prior Advisory Agreement") between the Trust, on behalf of the Fund, and Goodwood Advisors, LLC ("Goodwood") dated March 31, 2014. Under the terms of the Prior Advisory Agreement, Goodwood Advisors was entitled to a monthly fee from the Fund equal to the annualized rate of 1.25% of the Fund's average daily net assets. For this compensation, Goodwood Advisors provided the Fund with a program of continuous supervision of its assets, including developing the composition of portfolios, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. Goodwood Advisors was also responsible for the selection of broker-dealers through which the Fund executed portfolio transactions, subject to the brokerage policies established by the Trustees. For the fiscal year ended May 31, 2017, Goodwood received $271,035 in advisory fees, of which $116,463 in advisory fees were waived. In an attempt to limit the Fund's operating expenses, Goodwood Advisors also entered into an expense limitation agreement with the Fund, under which it had agreed to waive or reduce its fees in an amount that limited the Fund's annual operating expenses (exclusive of acquired fund fees and expenses, interest, taxes, brokerage fees and commissions, and extraordinary expenses) to not more than 1.70% of the average daily net assets of the Fund. The Prior Advisory Agreement was last renewed by the Board on March 8, 2018. The Prior Advisory Agreement was approved by the Fund's shareholders at a special meeting of shareholders held on March 31, 2014 and terminated upon the resignation of Goodwood Advisors, which was effective upon the effectiveness of the New Advisory Agreement on May 14, 2018.
The New Advisory Agreement
The Board has selected Crow Point as the new investment adviser for the Fund.  When evaluating the reasonableness of the New Advisory Agreement, the Board considered multiple factors related to the reasonableness of the New Advisory Agreement, as further described below, including the nature of the services provided by Crow Point, as well as the costs of such services and the profits to be realized by Crow Point in providing such services.
The New Advisory Agreement provides for a lower advisory fee (0.84%) than the Prior Advisory Agreement. Otherwise, the New Advisory Agreement is substantially similar to the Prior Advisory Agreement in all material respects except the dates of its execution, effectiveness, and expiration are changed and Crow Point is identified as the adviser instead of Goodwood Advisors.
Crow Point has also proposed entering into an expense limitation agreement with the Fund, under which it will agree to waive or reduce its fees in an amount that limits the Fund's annual operating expenses (exclusive of acquired fund fees and expenses, interest, taxes, brokerage fees and commissions, and extraordinary expenses) to not more than 1.35% of the average daily net assets of the Fund, which is a reduction from the current expense cap of 1.70%.
The New Advisory Agreement provides that it is effective for an initial two-year period and will be renewed thereafter only so long as such renewal is approved at least annually by a majority of the Independent Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Advisory Agreement is terminable without penalty by the Trust upon 60 calendar days' written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days' written notice by Crow Point. The New Advisory Agreement provides that it will terminate automatically in the event of its "assignment," as defined in the 1940 Act.

Like the Prior Advisory Agreement, the New Advisory Agreement provides that the Fund's investment adviser is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the New Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Crow Point in the performance of its duties, or from its reckless disregard of its duties and obligations under the New Advisory Agreement.
The New Advisory Agreement is attached to this Proxy Statement as Attachment A. Please take the time to read the New Advisory Agreement as the description in this Proxy Statement is only a summary. If the New Advisory Agreement is not approved by shareholders, the Board will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.
About Crow Point
Crow Point is a limited liability company formed under the laws of the State of Delaware and registered as an investment adviser with the Securities and Exchange Commission. The firm is owned and controlled by Timothy O'Brien and Peter DeCaprio. The names, addresses, titles, and principal occupations of the principal executive officers of Crow Point are set forth below:
Name and Address	Title	Principal Occupation
Peter DeCaprio 25 Recreation Park Drive Suite 206 Hingham, MA 02043	Managing Member, Managing Director, and Co-Founder	Portfolio Manager and Principal of Crow Point
Timothy O'Brien 25 Recreation Park Drive Suite 206 Hingham, MA 02043	Managing Member and Managing Director	Portfolio Manager and Principal of Crow Point
Paul DeCaprio 25 Recreation Park Drive Suite 206 Hingham, MA 02043	Chief Compliance Officer	Chief Compliance Officer for Crow Point

No Trustee of the Fund has any interest in Crow Point or its affiliates.
Evaluation by the Board of Trustees
In connection with a special meeting held on April 20, 2018, the Board, including a majority of the Independent Trustees, discussed the approval of the New Advisory Agreement. In considering the New Advisory Agreement, the Board received materials specifically relating to the New Advisory Agreement. The Trustees were assisted by independent legal counsel throughout the agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement.
In considering whether to approve the New Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following factors:

Nature, Extent, and Quality of Services.  The Trustees considered the responsibilities of Crow Point under the New Advisory Agreement. The Trustees reviewed the services to be provided by Crow Point to the  Fund including, without limitation, the quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund's investment objectives and limitations; its coordination of services for the Fund among the Fund's service providers; and its efforts to promote the Fund, grow the Fund's assets, and assist in the distribution of Fund shares.  The Trustees evaluated Crow Point's staffing, personnel, and methods of operating; the education and experience of Crow Point's personnel; Crow Point's compliance program; and the financial condition of Crow Point.

The Trustees reviewed the financial statements for Crow Point and discussed the financial stability and profitability of the firm.  The Trustees also considered potential benefits for Crow Point in managing the Fund, including promotion of Crow Point's name, and the ability for Crow Point to place small accounts into the Fund.
After reviewing the foregoing information and further information in the memorandum from Crow Point (e.g., descriptions of Crow Point's business, Crow Point's compliance program, and Crow Point's Form ADV), the Board concluded that the nature, extent, and quality of the services to be provided by Crow Point were satisfactory and adequate for the Fund.

Performance.  The Trustees then discussed that the Crow Point personnel had experience in advising mutual funds and pointed out the performance of Crow Point with certain other accounts using a similar strategy to that of the Fund, noting that the accounts had outperformed the benchmark for all periods shown.  They noted that Crow Point had experience managing a small cap fund and that Crow Point's memo discussed constraints regarding the availability of certain portfolio stocks. The Board concluded that Crow Point was in a position to achieve satisfactory performance of the Fund.
Fees and Expenses.  The Trustees noted that the management fee for the Fund under the proposed Investment Advisory Agreement was 0.84% of average daily net assets, a reduction from the current 1.25% rate, and that the expense cap under the proposed arrangement was 1.35%, a reduction from the current 1.70%.  The Trustees then compared the proposed advisory fee and net expense ratio of the Fund to other comparable funds.  The Trustees pointed out that the proposed advisory fee rate was below that of the average of the Fund's peer group and category but that the expense ratio was above the average for the peer group and category.  The Trustees also noted that the fee being charged by Crow Point to the Fund was within the range of fees charged to Crow Point's other accounts using a comparable strategy.
Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Crow Point by the Fund were not unreasonable in relation to the nature and quality of the services to be provided by Crow Point and that they reflected charges that were within a range of what could have been negotiated at arm's length.
Profitability. The Board reviewed Crow Point's profitability analysis in connection with its proposed management of the Fund.  The Trustees noted that Crow Point expected a first-year profitability of 9.6% and a second-year profitability of 33.2%. The Board concluded that Crow Point's expected level of profitability was not excessive.
Economies of Scale. In this regard, the Trustees reviewed the Fund's operational history and noted that the Fund was not yet large enough to realize economies of scale. The Trustees then reviewed the Fund's proposed fee arrangements for breakpoints or other provisions that would allow the Fund's shareholders to benefit from economies of scale in the future as the Fund grows.   The Trustees noted that the Fund was a relatively small size and economies of scale were unlikely to be achievable in the near future. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future as the Fund grows.

Conclusion. Having requested and received such information from Crow Point as the Trustees believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement, and as assisted by the advice of independent counsel, the Board of Trustees, including the Independent Trustees, approved the New Advisory Agreement and voted to recommend it to the shareholders of the Fund for approval.
The Sub-Advisory Agreement
Cold Creek began serving as investment sub-adviser to the Fund upon the approval of the Sub-Advisory Agreement by both the Board and the majority of the outstanding voting securities of the Fund.  Under the Sub-Advisory Agreement, Cold Creek is entitled to a monthly fee from Crow Point equal to the annualized rate of 0.35% of the Fund's average daily net assets.
The Sub-Advisory Agreement between Crow Point and Cold Creek with respect to the Fund was approved by the Board at a special meeting held on April 20, 2018.  When evaluating the reasonableness of the Sub-Advisory Agreement, the Board of Trustees considered multiple factors related to the reasonableness of the Sub-Advisory Agreement, as further described below, including the nature of the services provided by Cold Creek, as well as the costs of such services and the profits to be realized by Cold Creek in providing such services.
The Sub-Advisory Agreement provides that it is effective for an initial two-year period and will be renewed thereafter only so long as such renewal is approved at least annually by a majority of the Independent Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The Sub-Advisory Agreement is terminable without penalty on at least 60 days' prior written notice to Cold Creek, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; and may be terminated at any time by Crow Point, on at least 60 days' prior written notice to Cold Creek.  Cold Creek may terminate the Sub-Advisory Agreement at any time, without the payment of any penalty, on at least 60 days' prior written notice to Crow Point and the Fund. The Sub-Advisory Agreement provides that it will terminate automatically in the event of its "assignment," as defined in the 1940 Act or upon the termination of the New Advisory Agreement.
The Sub-Advisory Agreement provides that Cold Creek is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Cold Creek in the performance of its duties, or from its reckless disregard of its duties and obligations under the Sub-Advisory Agreement.
The Sub-Advisory Agreement is attached to this Proxy Statement as Attachment B. Please take the time to read the Sub-Advisory Agreement as the description in this Proxy Statement is only a summary.
About Cold Creek Capital, Inc.
Cold Creek is a corporation formed under the laws of Massachusetts and is registered as an investment adviser with the Securities and Exchange Commission. Cold Creek is controlled and principally owned by Thomas Norton, Alan Norton, and Robert Norton. The names, addresses, titles, and principal occupations of the principal executive officers of Cold Creek are set forth below:

Name and Address	Title	Principal Occupation
Alan Norton, CFA 67 Storrs Ave. Braintree, MA 02184	Director, Secretary, and Chief Compliance Officer	Chief Compliance Officer and Principal of Crow Point
Thomas Norton, CFA 67 Storrs Ave. Braintree, MA 02184	Director, President, and Treasurer	Portfolio Manager and Principal of Cold Creek
Robert Norton 67 Storrs Ave. Braintree, MA 02184	Director	Principal of Cold Creek
John Driscoll 67 Storrs Ave. Braintree, MA 02184	Director	Principal of Cold Creek

No Trustee of the Funds has any interest in Cold Creek or its affiliates.
Evaluation by the Board of Trustees
In connection with a special meeting held on April 20, 2018, the Board, including a majority of the Independent Trustees, discussed the approval of the Sub-Advisory Agreement. In considering the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement. The Trustees were assisted by independent legal counsel throughout the agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.
In considering whether to approve the Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following factors:
Nature, Extent, and Quality of Services.  The Trustees considered the responsibilities of Cold Creek under the Sub-Advisory Agreement. The Trustees reviewed the services to be provided by Cold Creek to the Fund including, without limitation, the quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund's investment objectives and limitations; and its efforts to promote the Fund, grow the Fund's assets, and assist in the distribution of Fund shares.  The Trustees evaluated Cold Creek's staffing, personnel, and methods of operating; the education and experience of Cold Creek's personnel; Cold Creek's compliance program; and the financial condition of Cold Creek.
The Trustees reviewed the financial statements for Cold Creek and discussed the financial stability and profitability of the firm.  The Trustees also considered potential benefits for Cold Creek in managing the Fund, including promotion of Cold Creek's name and the ability for Cold Creek to place small accounts into the Fund.
After reviewing the foregoing information and further information in the memorandum from Cold Creek (e.g., descriptions of Cold Creek's business, Cold Creek's compliance program, and Cold Creek's Form ADV), the Board concluded that the nature, extent, and quality of the services to be provided by Cold Creek were satisfactory and adequate for the Fund.

Performance.  The Trustees compared the performance of an account of Cold Creek that uses a strategy comparable to that of the Fund with the performance of a benchmark index.  The Trustees noted that Cold Creek had outperformed its benchmarks over all periods shown.  The Board concluded that Cold Creek was in a position to achieve satisfactory performance for the Fund.
Fees and Expenses.  The Trustees reviewed the comparison of the sub-advisory fee to the fee charged to other accounts managed by Cold Creek and noted that the sub-advisory fee rate to be charged to the Fund was lower than that charged to other Cold Creek advisory accounts using a comparable strategy.
Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Cold Creek by the Fund were not unreasonable in relation to the nature and quality of the services to be provided by Cold Creek and that they reflected charges that were within a range of what could have been negotiated at arm's length.
Profitability. The Board reviewed Cold Creek's profitability analysis in connection with its management of the Fund.  The Trustees noted that Cold Creek had high expenses that would limit profitability at least in the short term.  They noted that Cold Creek expected profitability to decrease in the second year, and Mr. Norton explained that Cold Creek expected to have an increase in marketing expenses related to the Fund because Fund sales would be more challenging in the second year after "low hanging fruit" had been picked in the first year.  The Board considered the quality of Cold Creek's service to the Fund, and after further discussion, concluded that Cold Creek's expected level of profitability was not excessive.
Economies of Scale.   The Trustees considered whether Cold Creek would realize economies of scale with respect to the sub-advisory services provided to the Fund.  The Trustees agreed that this was primarily an advisor level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the sub-advisory expense.  They further agreed that it did not appear that Cold Creek would benefit from economies of scale.
Conclusion. Having requested and received such information from Cold Creek as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board of Trustees, including the Independent Trustees, approved the Sub-Advisory Agreement and voted to recommend it to the shareholders of the Fund for approval.
OTHER INFORMATION

Outstanding Securities
The Fund is a series of an open-end registered investment company that has the authority to issue an unlimited number of shares. As of the Record Date, there were 1,318,302.234 shares of the Fund outstanding.
Principal Holders of Securities
To the best knowledge of the Trust, the following tables contain information regarding the ownership of the Fund as of the Record Date by any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Trust to be the beneficial owner of more than five percent of any class of shares of the Fund. As of the Record Date, the Fund's Trustees and officers did not own shares of the Fund.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
National Financial Services f/b/o Old Growth Capital, LLC 499 Washington Blvd. Jersey City, NJ 07310	615,298.968	46.70%
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104-4122	298,049.7330	22.61%
CokeFloat, LLC P.O. Box 4570 Monroe, LA 71211	153,798.7300	11.67%
TD Ameritrade 4211 S. 102nd Street Omaha, NE 68127-1031	94,155.5220	7.14%

Shareholders owning more than 25% of the shares of the Fund are considered to "control" the Fund, as that term is defined under the Investment Company Act of 1940. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.
Operation of the Fund

The Trust is organized as a Delaware statutory trust and is registered under the 1940 Act, as an open-end management investment company. The Fund is a separate, diversified series of the Trust. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund's investment adviser is Crow Point Partners, LLC, with an address at 25 Recreation Park Drive, Suite 206, Hingham, Massachusetts 02043-4256. The Fund's sub-adviser is Cold Creek Capital, Inc. with an address at 67 Storrs Ave., Braintree, MA 02184. The Nottingham Company, 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, provides the Fund with transfer agent, accounting, dividend paying agent, shareholder servicing agent, and administrative services. Capital Investment Group, Inc., 100 E. Six Forks Road, Suite 200, Raleigh, North Carolina 27609, is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of the Fund's shares.

Payments to Affiliated Brokers

During the fiscal year ended May 31, 2017, the Fund did not pay any brokerage commissions to an affiliated broker.

Shareholder Proposals

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting. The cost of the preparation, printing and distribution of this Information Statement is being paid by Crow Point.

Delivery of Documents to Shareholders Sharing an Address. Only one Notice Regarding Internet Availability of this Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders. Upon written or oral request, the Trust will promptly deliver a separate copy of the Notice Regarding Internet Availability or this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered. Contact the Fund by calling 1-800-773-3863, or by writing to Crow Point Growth Fund, c/o The Nottingham Company, 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069. Shareholders at shared addresses can also contact the Fund to indicate their preference regarding receiving multiple or single copies annual or semiannual reports, information statements or Notices of Internet Availability of proxy materials at their shared address.

Shareholder Reports
The Fund's annual and semi-annual reports are available upon request, without charge, by calling the Fund toll free at 1-800-773-3863.

[INFORMATION STATEMENT DATE]

By Order of the Board of Trustees

/s/ James H. Speed, Jr.

James H. Speed, Jr.
Chairman

ATTACHMENT A

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT ("Agreement") is made and entered into as of this 14th day of May, 2018 by and between Starboard Investment Trust, a Delaware statutory trust (the "Trust"), and Crow Point Partners, LLC, a Delaware Limited Liability Company (the "Adviser"), on behalf of the Crow Point Growth Fund (previously, the Goodwood SMID Long/Short Fund) (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with the terms contained below, being herein referred to as a "Fund," and collectively as the "Funds.").

WHEREAS, The Trust is registered as an open-end management investment company under the Investment Company act of 1940, as amended (the "Act"); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations; and

WHEREAS, the Trust offers such shares in the series named on Appendix A hereto; and

WHEREAS, the Adviser is or soon will be registered as an investment advisor under the Investment Advisers Act of 1940, and engages or will soon engage in the business of asset management; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth, and the Adviser is willing to furnish such services;

NOW, THEREFORE, the parties hereto agree as follows:

1.	APPOINTMENT OF THE ADVISOR
The Trust appoints the Advisor as investment advisor to the Funds, each a series of the Trust, for the period and on the terms set forth in this Agreement.  The Advisor accepts such appointment and agrees to furnish the services set forth herein, for the compensation indicated in Appendix A.

2.	OBLIGATIONS OF THE ADVISOR
Subject to the supervision of the Trust's Board of Trustees, the Advisor will provide a continuous investment program for the Funds.

(a)	Services. The Advisor agrees to perform the following services for the Funds and Trust:

i.	Manage the investment and reinvestment of the assets of the Funds;

ii.	Continuously review, supervise, and administer the investment program of the Funds;

iii.	Determine, in its discretion, the securities to be purchased, retained, or sold (and implement those decisions) with respect to the Funds;

iv.	Provide the Funds and Trust with records concerning the Advisor's activities under this Agreement which the Funds and Trust are required to maintain;

v.	Render regular reports to the Trust's trustees and officers concerning the Advisor's discharge of the foregoing responsibilities;

vi.
Vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. Such proxies will be voted in a manner that the Advisor deems, in good faith, to be in the best interest of the Fund and in accordance with the Advisor's proxy voting policy. The Advisor agrees to provide a copy of its proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement; and

vii.	Perform such other services as agreed by the Advisor and the Trust from time to time.

The Advisor shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Funds' objectives, policies, and limitations as set forth in the prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations.  All services to be furnished by the Advisor under this Agreement may be furnished through the medium of any directors, officers, or employees of the Advisor or through such other parties as the Advisor may determine from time to time.

(b)
Expenses and Personnel.  The Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render its services and to provide the office space, furnishings, equipment, and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the services on the terms and for the compensation provided herein.  The Advisor shall authorize and permit any of its officers, directors, and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected.  Except to the extent expressly assumed by the Advisor herein and except to the extent required by law to be paid by the Advisor, the Trust shall pay all costs and expenses in connection with its operation.

(c)
Fund Transactions.  The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for each Fund.  With respect to brokerage selection, the Advisor shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution, and other factors.  The Advisor may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Advisor with brokerage, research, analysis, advice, and similar services, and the Advisor may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Advisor to each Fund and its other clients and that the total commission paid by each Fund will be reasonable in relation to the benefits to each Fund and its other clients over the long-term.  The Advisor will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

(d)
Books and Records.  All books and records prepared and maintained by the Advisor for the Funds and Trust under this Agreement shall be the property of the Funds and Trust and, upon request, the Advisor shall surrender to the Funds and Trust such of the books and records so requested.

(e)
Compliance Procedures.  The Advisor will, in accordance with Rule 206(4)-7 of the Investment Advisers Act of 1940, adopt and implement written policies and procedures reasonably designed to prevent violations of the Investment Advisers Act of 1940 and will provide the Trust with copies of such written policies and procedures upon request.

(f)
Code of Ethics.  The Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within forty-five (45) days of the last calendar quarter of each year while this Agreement is in effect, the Advisor will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Advisor has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-l) from violating the code.

3.	COMPENSATION
The Trust will pay, or cause to be paid to, the Advisor and the Advisor will accept as full compensation an investment advisory fee, based upon the average daily net assets of each Fund, computed at the end of each month and payable within five business days thereafter, according to the schedule attached hereto as Appendix A.

4.	STATUS OF ADVISOR
The services of the Advisor to the Funds and Trust are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Funds and Trust are not impaired thereby; provided, however, that without providing written notice to the Trust's Board of Trustees, the Advisor will not serve as investment advisor to any other registered investment company having a similar investment strategy to that of each Fund.  The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Funds in any way or otherwise be deemed an agent of the Funds or Trust.  Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Advisor, who may also be a trustee, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5.	RETENTION OF SUB-ADVISOR
Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Advisor may retain one or more sub-advisors, at the Advisor's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisors shall in no way reduce the responsibilities or obligations of the Advisor under this Agreement and the Advisor shall, subject to Section 6 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-advisor in connection with the performance of the Advisor's duties hereunder.

6.	LIMITATION OF LIABILITY AND INDEMNIFICATION
The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder.  The Advisor shall not be liable for any error of judgment or for any loss suffered by the Funds or Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under this Agreement.  It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Investment Company Act of 1940 or the Securities Act of 1933, except for information supplied by the Advisor for inclusion therein.  The Trust agrees to indemnify the Advisor to the full extent permitted by the Trust's Declaration of Trust.

Any liability of the Advisor to the Funds shall not automatically impart liability on the part of the Advisor to any other series of the Trust.  The Funds shall not be liable for the obligations of any other series of the Trust, nor shall any other series of the Trust be liable for the obligations of the Funds.  The limitations of liability provided under this section are not to be construed so as to provide for limitation of liability for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such limitation of liability would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this section to the maximum extent permitted by applicable law.

7.	LIABILITY OF SHAREHOLDERS
Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

8.	REPRESENTATIONS AND WARRANTIES
(a)
Advisor's Representations.   The Advisor represents and warrants to the Trust as follows: (i) the Advisor is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the Securities and Exchange Commission under the Investment Advisers Act of 1940, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)
Trust's Representations.  The Trust represents and warrants to the Advisor as follows: (i) the Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company with the Securities and Exchange Commission under the Investment Company Act of 1940; (iii) shares of the Fund are (or will be) registered for offer and sale to the public under the Securities Act of 1933; and (iv) such registrations will be kept in effect during the term of this Agreement.

9.	NOTICE OF CHANGE IN CONTROL
The Advisor is obligated to notify the Trust if there is a change in control of the Advisor at least thirty days prior to the effective date of the change, or as soon as practicable in the event that thirty days' notice is not possible.

10.	DURATION AND TERMINATION
This Agreement shall remain in effect for an initial term of two years from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided that:

(a)
The Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 60 calendar days' written notice of a decision to terminate this Agreement by (i) the Trust's trustees; or (ii) the vote of a majority of the outstanding voting securities of the Funds;

(b)	This Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940 and the rules thereunder); and

(c)	The Advisor may, at any time and without the payment of any penalty, terminate this Agreement upon 60 calendar days' written notice to the Funds and Trust.

(d)	The terms of paragraph 5 of this Agreement shall survive the termination of this Agreement.

11.	AMENDMENT OR ASSIGNMENT OF AGREEMENT
(a)
Amendment. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fun's' outstanding voting securities (as defined in the Investment Company Act of 1940).

(b)
Assignment.  The parties agree that assignment of this Agreement constitutes a material breach, and further that this Agreement shall terminate automatically and immediately in the event of its assignment.

12.	STRUCTURE OF AGREEMENT
The Trust is entering into this Agreement solely on behalf of the Funds.  Without limiting the generality of the foregoing: (i) no breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (ii) under no circumstances shall the Advisor have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (iii) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Fund.

13.	MISCELLANEOUS
(a)	Headings. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(b)
Use of Names.  The Trust acknowledges that all rights to the name "Crow Point" belong to the Advisor, and the Trust is being granted a limited license to use such words in its name, the name of its series and the name of its classes of shares.

(c)	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

(d)	Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware.

[Signatures on Following Page]

[Signature Page to Investment Advisory Agreement]

REPRESENTATION OF SIGNATORIES.  Each of the undersigned expressly warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

 STARBOARD INVESTMENT TRUST

By:  /s/ Katherine M. Honey
Name:  Katherine M. Honey
Title:  President

CROW POINT PARTNERS, LLC

By:  /s/ Peter DeCaprio
Name:  Peter DeCaprio
Title:  Member

INVESTMENT ADVISORY AGREEMENT

Appendix A
COMPENSATION SCHEDULE
For the services delineated in this Agreement, the Advisor shall receive an investment advisory fee equal to an annualized rate of the average daily net assets of each of the Funds as listed below.  The fee shall be calculated as of the last business day of each month based upon the average daily net assets of each Fund determined in the manner described in the Funds' Prospectus and Statement of Additional Information.

FUND	INVESTMENT ADVISORY FEE
1. Crow Point Growth Fund	0.84%

ATTACHMENT B
INVESTMENT SUB-ADVISORY AGREEMENT
This Investment Sub-advisory Agreement ("Agreement") is made and entered into as of May 14, 2018 by and between Crow Point Partners, LLC, a Delaware Limited Liability Company("Advisor") and Cold Creek Capital Inc., a Massachusetts Corporation ("Sub-Advisor"), in relation to the Crow Point Growth Fund (previously, the Goodwood SMID Long/Short Fund) (the "Fund"), a series of Starboard Investment Trust, a Delaware Statutory Trust ("Trust").

WHEREAS, the Advisor acts as the investment advisor to the "Fund", pursuant to that certain Investment Advisory Agreement, dated May 14, 2018, between the Advisor and the Trust with respect to the Fund ("Advisory Agreement");

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

WHEREAS, each of the Advisor and Sub-Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and engages in the business of asset management; and

WHEREAS, the Advisor, subject to the approval of the Board of Trustees of the Trust ("Trustees"), desires to retain the Sub-Advisor to assist the Advisor in rendering certain investment management services to the Fund, and the Sub-Advisor is willing to render such services;

WHEREAS, the Trustees, including a majority of those Trustees who are not parties to this Agreement or "interested persons" (as such term is defined in the Act) of any such party (the "Independent Trustees"), by a vote cast in person at a meeting called for the purpose of voting on such approval have approved this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Engagement and Obligations of Sub-Advisor.  Subject to the general supervision of the Trustees and the Advisor, the Sub-Advisor shall, employing its discretion, manage the investment operations of the Fund and the composition of the portfolio of securities and investments (including cash) belonging to the Fund, including the purchase, retention and disposition thereof, in accordance with all applicable laws and regulations, any policies and procedures established by the Trust or the Adviser, and the Fund's investment objective, policies and restrictions as stated in the Fund's then-current Prospectus and Statement of Additional Information or any similar offering documents of the Fund (together, the "Prospectus") and subject to the following understandings:
 (a)Services.  The Sub-Advisor agrees to perform the following services (the "Services"):

(i)
subject to the supervision of the Trustee's and the Advisor, the Sub-Advisor will provide a continuous investment program for the portion of the Fund's portfolio allocated to the Sub-Advisor by the Advisor and determine the composition of the assets of the Fund's portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in such portion of the Fund's portfolio;

(ii)	select brokers and dealers to execute the purchase and/or sale, consistent with the Sub-Advisor's duty to seek "best execution" on behalf of the Fund, of portfolio securities of the Fund;

(iii)
provide the Advisor and the Fund with such records concerning the Sub-Advisor's activities under this Agreement as the Advisor and the Trust may request from time to time or as otherwise required by applicable law; and

(iv)	render regular reports to the Advisor and the Trustees concerning the Sub-Advisor's discharge of the foregoing responsibilities.

All Services to be furnished by the Sub-Advisor under this Agreement may be furnished through the medium of any directors, officers or employees of the Sub-Advisor or through such other parties as the Sub-Advisor may determine from time to time.

(b) Expenses and Personnel.  The Sub-Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein.

(c) Books and Records.  All books and records prepared and maintained by the Sub-Advisor for the Advisor and/or the Fund under this Agreement shall be the property of the Advisor and/or the Fund and, upon request therefor, the Sub-Advisor shall surrender to the appropriate party such of the books and records so requested.

2. Compensation of the Sub-Advisor.  The Advisor will pay to the Sub-Advisor an investment advisory fee (the "Fee") equal to an annualized rate of 0.35% of the average daily net assets of the Fund.  The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund's Prospectus and shall be paid to the Sub-Advisor by the Advisor on a quarterly basis within a specified period of time at the conclusion of each quarter as agreed to between the Advisor and Sub-Advisor. The Fund will not pay a direct fee to the Sub-Advisor.

3. Status of Investment Sub-Advisor.  The services of the Sub-Advisor to the Advisor, and the Fund are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar services to others (including, without limitation, any other registered investment management company, or series thereof) so long as its Services to the Fund are not impaired thereby.  The Sub-Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Advisor or the Fund in any way or otherwise be deemed an agent of the Advisor or the Fund.  Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Advisor, who may also be a trustee, officer or employee of the Advisor or the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

4. Permissible Interests.  Trustees, agents, and stockholders of the Fund and the Advisor are or may be interested in the Sub-Advisor (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Sub-Advisor are or may be interested in the Advisor or the Fund as trustees, directors, officers, stockholders or otherwise; and the Sub-Advisor (or any successor) is or may be interested in the Advisor or the Fund as a stockholder or otherwise.

5. Limits of Liability; Indemnification.  The Sub-Advisor assumes no responsibility under this Agreement other than to render the Services called for hereunder.  The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Advisor or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Sub-Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Act or the Securities Act of 1933, as amended, except for information supplied by the Sub-Advisor for inclusion therein.

The Sub-Advisor will indemnify the Advisor and its directors, members, partners, officers, employees and agents ("Advisor Parties") against and hold the Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Sub-Advisor Parties' (as such term is defined immediately below) willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Advisor's obligations and duties under this Agreement.

The Advisor will indemnify the Sub-Advisor and its directors, members, partners, officers, employees and agents ("Sub-Advisor Parties") against and hold the Sub-Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Advisor Parties' willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor's obligations and duties under this Agreement.

6. Term.  This Agreement shall remain in effect for an initial term of two years from the date the Sub-Advisor begins providing the Services, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, this Agreement may be terminated at any time on at least 60 days' prior written notice to the Sub-Advisor, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund; and provided, further, that this Agreement may be terminated at any time by the Advisor, on at least 60 days' prior written notice to the Sub-Advisor, and subject to certain termination conditions as agreed to between the Advisor and Sub-Advisor.  The Sub-Advisor may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days' prior written notice to the Advisor and the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the Act) or upon the termination of the Advisory Agreement.

7. Prohibited Conduct.  The Sub-Advisor may not consult with any other sub-advisor of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Fund, except that such consultations are permitted between the current and successor sub-advisor of the Fund in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Act.

8. Use of Names.

(a) It is understood that the name "Crow Point" or any derivative thereof or logo associated with that name is the valuable property of the Advisor and/or its affiliates, and that the Sub-Advisor has the right to use such name (or derivative or logo) only with the approval of the Advisor and only so long as the Advisor is Advisor to the Trust and/or the Fund.  Upon termination of the Advisory Agreement between the Trust and the Advisor, the Advisor shall notify the Sub-Advisor of the termination of the Advisory Agreement and the Sub-Advisor shall as soon as is reasonably possible cease to use such name (or derivative or logo).

(b) It is understood that the names "Cold Creek" or any derivative thereof or logos associated with those names are the valuable property of the Sub-Advisor and its affiliates and that the Trust and/or the Fund have the right to use such names (or derivatives or logos) in offering materials of the Trust with the approval of the Sub-Advisor and for so long as the Sub-Advisor is a sub-advisor to the Trust and/or the Fund.  Upon termination of this Agreement between the Advisor, and the Sub-Advisor, the Trust shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

9. Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the U.S. Securities and Exchange Commission (the "SEC") in connection with any investigation or inquiry relating to this Agreement or the Trust.

Subject to the foregoing, the Sub-Advisor shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Advisor and the Sub-Advisor, and the Advisor shall treat as confidential and use only in connection with the Fund all information furnished to the Trust or the Advisor by the Sub-Advisor, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law or at the request of regulators or self-regulatory organizations, if generally available to the public through means other than by disclosure by the Sub-Advisor or the Advisor, or if available from a source other than the Advisor, Sub-Advisor or the Trust.  Notwithstanding any of the foregoing the Sub-Advisor may disclose confidential information if specifically authorized by the Advisor or the Trust and the Advisor or the Trust may disclose confidential information if specifically authorized by the Sub-Advisor.

10. Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust's outstanding voting securities.

11. Applicable Law.  This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of Delaware, without regard to the principles of the conflict of laws or the choice of laws, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Advisers Act or rules or orders of the SEC thereunder.

12. Representations and Warranties.

(a) Representations and Warranties of the Sub-Advisor.  The Sub-Advisor hereby represents and warrants to the Advisor and the Fund as follows: (i) the Sub-Advisor is a corporation duly organized and in good standing under the laws of the State of Massachusetts and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Sub-Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b) Representations and Warranties of the Advisor.  The Advisor hereby represents and warrants to the Sub-Advisor as follows: (i) the Advisor is a limited partnership duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the SEC under the Advisers Act and shall maintain such registration in effect at all times during the term of this Agreement.

13. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

14. Notice.  Any notice must be in writing and shall be deemed to have been given when (1) delivered in person, (2) dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Advisor:
Crow Point Partners, LLC
25 Recreation Park Drive
Suite 110
 Hingham, MA 02043

If to the Sub-Advisor
Cold Creek Capital, LLC
67 Storrs Avenue
 Braintree, MA 02184

15. Notice of Certain Changes in Sub-Advisor.  The Sub-Advisor is hereby obligated to notify the Fund and Advisor if there is a material change in the Sub-Advisor's equity ownership, whether, as the case may be, of members, shareholders, general or limited partners, or senior executive personnel, within a reasonable time before such change takes place.
16. Miscellaneous.
(a) The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the Act.

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(d) Nothing herein shall be construed as constituting the Sub-Advisor as an agent of the Advisor, or constituting the Advisor as an agent of the Sub-Advisor.

(e) The Advisor and the Sub-Advisor each affirm that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information.

(f) The Advisor and the Sub-Advisor acknowledge that each may have obligations under the laws and regulations of the United States to verify the source of funds and identity of investors in accordance with the USA Patriot Act, and any rules or regulations adopted thereunder (collectively the "Patriot Act").  Each party agrees to assist the other parties in monitoring transactions in accordance with the Patriot Act.  If required by applicable law or regulation, each party shall provide the other parties with documentation evidencing the identity of a beneficial owner or owners of shares of the Fund upon request when a party is required by a law, court order, or by administrative or regulatory entity to disclose the identity of the beneficial owner(s).

(g) This Agreement may be executed in counterparts.

[Remainder of page left intentionally blank]
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

INVESTMENT ADVISOR
CROW POINT PARTNERS, LLC /s/ Peter DeCaprio
By: Peter DeCaprio
Title: Member

INVESTMENT SUB-ADVISOR
COLD CREEK CAPITAL, INC. /s/ Alan Norton
By: Alan Norton
Title: Managing Director

Crow Point Growth Fund
A series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (252) 972-1908

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to the Crow Point Growth Fund (the "Fund"), a series of Starboard Investment Trust (the "Trust"). We encourage you to access and review all of the important information contained in the Information Statement.
The Information Statement describes the recent approval of an advisory agreement between the Trust, on behalf of the Fund, and Crow Point Partners, LLC ("Crow Point") and sub-advisory agreement between Crow Point and Cold Creek Capital, Inc. ("Cold Creek"), the Fund's sub-adviser.
In lieu of physical delivery of the Information Statement, the Fund will make the Information Statement available to you on the Trust's website.
This Notice of Internet Availability of the Information Statement is being mailed on or about [INFORMATION STATEMENT DATE] to shareholders of record of the Fund as of May 1, 2018. The Information Statement will be available on the Trust's website at www.ncfunds.com until September 14,  2018. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust at shareholders@ncfunds.com or toll-free at 1-800-773-3863.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.